Exhibit 23 a.


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We  consent to the use in Form 10-SB of our  report  dated  March 17,  2000 with
respect  to  the  financial  statements  of  Rascals  International,   Inc.  And
Subsidiaries (the "Company") for the year ended December 31, 1999.


                                                    MOORE STEPHENS, P.C.
                                                    Certified Public Accountants



Cranford , New Jersey
September 5, 2001




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